Exhibit 10.1
Form 10-QSB, May 2002
Ozolutions, Inc.
File No. 0-31343

These securities have not been registered with the United States Securities and Exchange Commission or the securities commission of any state because they are believed to be exempt from registration under Regulation D and/or Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"). The foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. This subscription agreement shall not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful.

These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and applicable state securities Laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to hear the financial risks of this investment for an indefinite period of time. All offers and sales of the herein-described securities by non-U.S. persons before the expiration of a period commencing on the date of the closing of this offering and ending one-year thereafter shall only he made in compliance with Regulation S, pursuant to registration under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to registration or an exemption from registration. Hedging transactions involving these securities may not he conducted unless in compliance with the Act.

STOCK PURCHASE AGREEMENT
THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into this 1st day of October, 2001 (the "Effective Date"), by and between THE OZOLUTIONS INC. (OZOLUTIONS) and FIRST CHARTERED CAPITAL CORPORATION INC. (FIRST CAPITAL) a Laos corporation.

WHEREAS, FIRST CAPITAL desires to purchase 1,200,000 shares of restricted common stock of OZOLUTIONS, (the "OZOLUTION Shares") from OZOLUTIONS and,

WHEREAS,   OZOLUTIONS   agrees  to  deliver  the   OZOLUTIONS   Shares  for  the
Consideration (as defined below) to be paid by FIRST CAPITAL, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Purchase and Sale. On the basis of the representations and warranties herein contained, subject to the terms and conditions set forth herein, FIRST CAPITAL hereby agrees to purchase the OZOLUTIONS Shares at a purchase price of thirty percent (30%) of the daily market quotation bid price as listed on the

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NASDAQ  Electronic  Bulletin Board (the  "Consideration").  The Consideration is
payable in biweekly installments. FIRST CAPITAL will be allowed to purchase and OZOLUTJONS expressly agrees to sell FIRST CAPITAL, OZOLUTIONS Shares which FIRST CAPITAL can prove it contracted to purchase at the time OZOLUTIONS terminates this Agreement.

     2. Closing. The closing of the purchase and sale contemplated by this Agreement (the "Closing") shall occur upon the transfer of the Consideration to OZOLUTIONS (the "Transfer Date"), but shall not be later than March 31,2002. FIRST CAPITAL shall have purchased all shares by no liter than the March 31, 2002 date. OZOLUTIONS shall deliver the OZOLUTION shares within 14 days of receiving partial or full payment from FIRST CAPITAL during the term of this Agreement.

     A. Transactions and Document Exchange at Closing. Prior to or at the Closing, the following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously: (1) By FIRST
CAPITAL:  FIRST CAPITAL will deliver,  or cause to be delivered,  to OZOLUTIONS:
(i) The balance of the Consideration, (ii) Such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by OZOLUTIONS in furtherance of the intent of this Agreement; (2) By OZOLUTIONS: OZOLUTIONS will deliver, or cause the following to be delivered, to FIRST CAPITAL: (i) The OZOLUTION Shares, (ii) Such other documents, instruments. and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by in furtherance of the intent of this Agreement.

     B. Post-Closing Documents. From time to time after the Closing, upon the reasonable request of any party, the party to whom the request is made shall deliver such other and further documents, instruments, and/or certificates as may be necessary to more fully vest in the requesting party the Consideration or the OZOLUTION Shares as provided for in this Agreement, or to enable the requesting party to obtain the rights and benefits contemplated by this Agreement.

      3. Private Offering. FIRST CAPITAL and OZOLUTIONS understand each that the sale and exchange of securities contemplated herein constitutes a private, arms-length transaction between a willing seller and a willing buyer without the use or reliance upon a broker, distributor or securities underwriter.

     A. Purchase for Investment Neither FIRST CAPITAL nor OZOLUTIONS are underwriters of, or dealers in the securities to be sold and exchanged hereunder.

     B. Investment Risk. Because of OZOLUTIONS' financial position and other factors, the transaction contemplated by this Agreement may involve a high degree of financial risk, including the risk that one or both parties may lose its entire investment, and both parties hereby agree that they have each

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undertaken an independent evaluation of the risks associated with the OZOLUTIONS
Shares, and both parties understand those risks and are willing to accept the risk that they may have to bear the financial risks of this investment for an indefinite period of time.

     C. Access to Information: FIRST CAPITAL and OZOLUTIONS and their advisors have been afforded the opportunity to discuss the transaction with legal and accounting professionals and to examine and evaluate the financial impact of the sale and exchange contemplated herein. FIRST CAPITAL has received and reviewed OZOLUTIONS' Form 10-SB as amended, and quarterly report on Form 10-QSB for the quarter ended May 31, 2001, all as filed with the SEC.

     4. Representation and Warranties of First Capital. FIRST CAPITAL hereby covenants with and represents and warrants to OZOLUTIONS that:

     A. Organization. FIRST CAPITAL is a corporation validly existing and in good standing under the laws of Laos with the power and authority to carry on its business as now being conducted. The execution and delivery of this Agreement and the consummation of the transaction contemplated in this Agreement have been, or will be prior to Closing, duly authorized by all requisite corporate action on the part of FIRST CAPITAL. This Agreement has been duly executed and delivered by FIRST CAPITAL and constitutes a binding and enforceable obligation of FIRST CAPITAL.

     B. Third Party Consent No authorization, consent, or approval of, or registration or filing with any governmental authority or any other person is required to be obtained or made by FIRST CAPITAL in connection with the execution, delivery, or performance of this Agreement or the transfer of the securities, or if required FIRST CAPITAL will have or will obtain the same prior to Closing;

     C. Litigation. FIRST CAPITAL is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local state or federal government, including but not limited to the United States, or any department, board, body or agency thereof.

     D. Authority. This Agreement has been duly executed by FIRST CAPITAL and die execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which FIRST CAPITAL is a party or to which the Consideration is subject.

     E. Offshore Transaction. FIRST CAPITAL represents and warrants that (i) FIRST CAPITAL is not a "U.S. person" as that term is defined in Rule 902 of Regulation S; (ii) FIRST CAPITAL is not, and on the Closing Date will not be, an affiliate of the Company; (iii) at the execution of this Subscription Agreement, FIRST CAPITAL was outside the United States, and no offer to purchase the OZOLUTIONS shares was made in the United States; (iv) FIRST CAPITAL agrees that all offers and sales of the OZOLUTIONS Shares shall not be made to U.S. persons unless the OZOLUTION shares are registered or a valid execution can be relied on

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under  applicable U.S. state and federal  securities  laws; (v) FIRST CAPITAL is not a distributor or dealer; (vi) the transactions contemplated hereby have not been and will not be pre-arranged by FIRST CAPITAL with a purchaser located in the United States or a purchaser which is a U.S. person, and are not and will not be part of a plan or scheme by FIRST CAPITAL to evade the registration provisions of the Act.

     F. Accredited Investor. FIRST CAPITAL is an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated under the Act. FIRST CAPITAL further warrants and represents that the information as disclosed in Exhibit "A" attached hereto is true and correct.

     G. Beneficial Owner. FIRST CAPITAL is purchasing stock for its own account or for the account of beneficiaries for whom FIRST CAPITAL has full investment discretion with respect to stock and whom FIRST CAPITAL has all authority to bind, so that each beneficiary is bound hereby as if such beneficiary were a direct signatory hereunder, and all representations, warranties and agreements herein were made directly by such beneficiary.

     H. Directed Selling Efforts. FIRST CAPITAL will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the stock sold hereunder. To the best of its knowledge, neither FIRST CAPITAL nor any person acting for FIRST CAPITAL has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

     I. Independent Investigation. FIRST CAPITAL, in electing to purchase stock hereunder, has relied solely upon independent investigation made by it and its representatives. FIRST CAPITAL has been given no oral or written representation or warranty from OZOLUTIONS other than as set forth in this Agreement.

     J. No Government Recommendation or Approval FIRST CAPITAL understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the OZOLUTIONS shares or this transaction.

     K. No Formation or Membership in "Group." FIRST CAPITAL is not part of a "group" as that term is defined under the Act. FIRST CAPITAL is not, and does not intend to become, included with two or more persons acting as a partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of the Company.

     L. Hedging Transactions. FIRST CAPITAL hereby agrees not to engage in any hedging transactions involving the securities described herein unless in compliance with the Act.

     5. Conditions Precedent to OZOLUTIONS Closing. All obligations of OZOLUTIONS under this Agreement, and as an inducement to OZOLUTIONS to enter into this Agreement, are subject to FIRST CAPITALS covenants and agreement to each of the following:

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     A.  Acceptance of Documents.  All  instruments  and documents  delivered to
OZOLUTIONS pursuant to this Agreement or reasonably requested by OZOLUTIONS to verify the representations and warranties of FIRST CAPITAL herein, shall be satisfactory to OZOLUTIONS and its legal counsel.

     B. Representations and Warranties. The representations and warranties by FIRST CAPITAL set forth in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement

     C. No Breach or Default. FIRST CAPITAL shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     6. Termination. This Agreement may be terminated at any time prior to the date of Closing by either party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which in the judgment of such party giving notice to terminate and based upon the advice of legal counsel makes it inadvisable to proceed with the transaction contemplated by this Agreement, or (b) if this Agreement has not been approved and properly executed by the parties by October 5,200 1.

     7. Restrictive Legend. FIRST CAPITAL agrees that the OZOLUTIONS Shares shall bear a restrictive legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving those securities may not be conducted unless in compliance with the Act.

     8. OZOLUTIONS'S Obligation to Refuse Transfer. Pursuant to Regulation S promulgated under the Act, OWLUTIONS hereby agrees to refuse to register any transfer of the OZOLUTIONS Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

     9. Miscellaneous.

     A. Authority. The officers of FIRST CAPITAL and OZOLUTIONS executing this Agreement are duly authorized to do so and each party has taken ail action required by law or otherwise properly and legally execute this Agreement,

     B. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

      To First Capital: First Chartered Capital Corporation Inc.
                        P.O. Box 8296
                        Vientiane, Laos PDR
                        Telephone: 011.661.805.5510
                        Facsimile: 011.856.212.17368

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      To Ozolutions:    OZOLUTIONS Inc.
                        30 Denver Crescent, Suite 200
                        Toronto, Ontario Canada M2J 1G8
                        Phone:  (416) 490-0254
                        Facsimile: (416) 495-8625

or to any other address which may hereafter be designated by either party by notice given in such manner. All notices Shall be deemed to have been given as of the date of receipt.

     C. Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

     D. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law,

     E. Assignment None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor's heirs, executors, administrators and successors.

     F. Applicable Law. This Agreement has been negotiated and is being contracted for in the United States, The State of Delaware it shall be governed by the laws of the United States, The State of Delaware notwithstanding any conflict-of-law provision to the contrary.

     G. Attorney's Fees. If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees (including for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may he entitled.

     H. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

     I. Counterpart It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

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     J.  Further  Assurances.  At any  time,  and from  time to time  after  the
Closing, each party hereto will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the Consideration and OZOLUTJON Shares to be transferred hereunder, or otherwise to carry out the intent and purposes of this Agreement.

     K. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be consumed as a waiver of the same or any other default then, thereinfore, or thereafter occurring or existing. At any time prior to Closing, this Agreement may be amended by a writing signed by all parties hereto.

     L. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     M. Facsimile. A fax, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

     IN WITNESS THEREOF, the parties have executed this Agreement below:

     First Chartered Capital Corporation, Inc.       Ozolutions, Inc.

     /s/ Michael Newman                              /s/ Max Weissengruber
     By: Michael Newman,                             By: Max Weissengruber,
         Chief Executive Officer                         President






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                                    EXHIBIT A

                              OFFEREE QUESTIONNAIRE


Dear Sirs

The information contained herein is being submitted by me pursuant to Sections 4(2) and/or 4(6) of the Securities Act of 1933 (the "Act") and Regulation D promulgated thereunder I understand that you will rely upon the information contained herein since the Company's Common Shares ("Shares") will not be registered under the Act or any State Securities Act, in reliance upon the exemptions from registration provided by Sections 4(2) and/or 4(6) of the Act, Regulation D1 Regulation S, and corresponding provisions of relevant State Securities Acts. I understand that (i) you will rely upon the information contained herein for purposes of such determination, and (ii) this questionnaire has been requested by you so that you may better assess the suitability of the undersigned as a prospective purchaser of the Shares.

I hereby provide you with following information and information:

1. I represent that I either:

     a) Have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Shares. I am not utilizing any other person to be my Purchaser Representative in connection with evaluating such merits and risks l offer as evidence of my knowledge and experience in these matters the information requested in this Purchaser Questionnaire. Or

     b) Have obtained the services of a Purchaser Representative in connection herewith who is_____________________________________. My Purchaser
Representative submits herewith for your files a copy of the attached Purchaser Representative Information that was furnished to the undersigned, and I will furnish such Purchaser Representative with a copy of this Questionnaire as acknowledgment of his serving as my Purchaser Representative. The undersigned and/or the above named Purchaser Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Shares.

2. I am a person who is able to bear the economic risk of an investment in the Shares in the amount which you intend to offer. In making this statement, consideration has been given to whether I could afford to hold the Shares for an indefinite period of time and whether, at this time, I could afford a complete loss. I offer as evidence of my ability to bear the economic risk, the information in this Purchaser Questionnaire.

3. Except as indicated below, any purchases of the Shares will be solely for my account, and not for the account of any other person or with a view to any resale or distribution thereof.

4. I represent to you that information contained herein is complete and accurate and may be relied upon by you, and that I will notify you immediately of any material change in any of such information occurring prior to the closing of the purchase of the Shares, if any by me.


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Date; October 1, 2001



By:  First Chartered Capita1 Corporation, Inc.
Name:
Position:





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                              INVESTOR INFORMATION

1.    Name: ___________________________________________  Age:  _________________

2.    Residence Address and Telephone Number: __________________________________

________________________________________________________________________________

3.    Social Security Number:  _________________________________________________

4.    Employer and Position:  __________________________________________________

5.    Business Address and Telephone Number:  __________________________________

________________________________________________________________________________

6.    Business or Professional Degrees:  _______________________________________

________________________________________________________________________________

7.    Prior Employment (Position, Nature of Duties, Dates of Employment (Past
      5 years): ________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

8.    Prior Investments (amount cumulative):

Up to $50,000 _______      $50,000-$150,000 ________      Over $150,000 ________

9.    Financial Information:

     (A) In each of your two preceding tax years, did you individually report for federal tax purposes more than $200,000 of gross income, or, when combined with the income of your spouse, if any, $300,000 of gross income? Yes ___ No ___

     (B) If the answer to (A) is Yes1 do you presently expect to have mere than $200,000 of gross income, or, when combined with your spouse, if any, $300,000 of gross income in the current taxable year? Yes ___ No ___

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     (C)  Do you have net worth of at least $1,000,000? Yes ___ No ___

     (D)  Net  worth   (exclusive  of  home,   home   furnishings  and  personal
          automobiles).


   $250,000-$500,000 _______ $500,000-$1,000,000 _______ Over $1,000,000 _______

I hereby certify that the foregoing is true and correct.

Dated:  October 1, 2001


By:  First Chartered Capita1 Corporation, Inc.
Name:
Position:


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